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                                                                   EXHIBIT 10.77


          IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING: SIGNIFICANT
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                     REPRESENTATIONS ARE CALLED FOR HEREIN.
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                       United Shipping & Technology, Inc.

                      SUBSCRIPTION NOTE PURCHASE AGREEMENT

United Shipping & Technology, Inc.
9850 51st Avenue North, Suite 110
Plymouth, Minnesota 55442

Ladies and Gentlemen:

     THIS AGREEMENT, made effective this ____ day of July, 2001, between United Shipping & Technology, Inc., a Utah corporation (the "Company"), and _________, a resident of the State of _______.

     1. The Company agrees to sell to the undersigned, and the undersigned agrees to purchase from the Company, ________ shares of the Company's Series F Preferred Convertible Preferred Stock, par value $0.004 per share (the "Shares") for the subscription price of $11.00 per Share. The rights and preferences of the Shares are set forth in the Certificate of Designation of Preferences and Rights of Series F Convertible Preferred Stock ("Series F Preferred") as set forth in Appendix A attached hereto. The Company will also issue to the undersigned in connection with this purchase a warrant to purchase the Company's Common Stock (the "Warrant"). The Warrant will entitle the undersigned to purchase the number of shares of Common Stock determined by multiplying the amount of the undersigned's investment by ten percent and dividing this amount by the Fair Market Value (as defined in the Warrant) of the Common Stock on the date of funding under this Agreement. A form of the Warrant is attached hereto as Appendix B. The undersigned acknowledges that this subscription is contingent upon acceptance in whole or in part by the Company. Concurrent with the delivery of this Agreement, the undersigned has delivered cash or a check or wire transfer to the Company in the amount of $_________ in payment of the full purchase price of the Shares and the Warrant. Checks shall be payable to "United Shipping & Technology, Inc."

     2. The undersigned has been advised by the Company that the rules of the Nasdaq Stock Market provide that shareholder approval is required if the Company issues, at a price which is less than market value, Common Stock or securities convertible into Common Stock which exceeds twenty percent of the Company's outstanding Common Stock or twenty percent of the Company's voting power outstanding before such issuance; that the Company is currently pursuing a private placement of up to $10,000,000 of Series F Preferred; and that the Company will file a proxy statement with the Securities and Exchange Commission in connection with a special meeting of its shareholders to be held for the purposes of approving the issuance of Common Stock or Series F Preferred, if it is at a price less than market value and it would exceed twenty percent of the Company's outstanding Common Stock. Undersigned agrees that until such approval is obtained, the subscription will be represented by the Company's Subscription Note in the form attached hereto as Appendix C. The Subscription Note may be converted into Series F Preferred upon approval by the Company's shareholders at such special meeting.

     3.   The undersigned understands that conversion of the Subscription Note is contingent upon each of the following: (i) shareholder approval as described in paragraph 2 above; (ii) shareholder approval, if the Company determines that it is necessary, in order to approve
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          an increase in the number of authorized shares of the Company's Common
          Stock so that there is enough Common Stock available upon conversion of the Series F Preferred; (iii) settlement of the Company's debt of with CEX Holdings, Inc.; and (iv) approval by at least two-thirds of the holders of each of the Company's Series B Convertible Preferred Stock (the "Series B Preferred") and Series C Convertible Preferred Stock (the "Series C Preferred") of the issuance of the Series F Preferred on terms which are senior to that of the Series B Preferred and the Series C Preferred regarding the liquidation, dissolution or winding up of the Company.

     4.   The undersigned acknowledges and represents as follows:

          (a) That the undersigned has had an opportunity to carefully review the Company, has had the opportunity to conduct due diligence on the Company, has had the opportunity to review its public filings with the Securities and Exchange Commission and has reviewed the Risk Factors, attached hereto as Appendix D, relating to the Company (the "Company Materials"), and all documents delivered therewith or reasonably requested by the undersigned;

          (b) That the undersigned believes the undersigned is able to bear the economic risk of the investment in the Shares and Warrant;

          (c) That the undersigned believes that the undersigned has knowledge and experience in financial and business matters, that the undersigned is capable of evaluating the merits and risks of the prospective investment in the Shares and Warrant and that the undersigned is able to bear such risks.

          (d) That the undersigned understands an investment in the Shares and Warrant is highly speculative but believes that the investment is suitable for the undersigned based upon the undersigned investment objectives and financial needs, and has adequate means for providing for his, her or its current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Shares and Warrant;

          (e) That the undersigned has been given access to full and complete information regarding the Company (including the opportunity to meet with Company officers and review such documents as the undersigned may have requested in writing) and has utilized such access to the undersigned satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Company Materials;

          (f) That the undersigned recognizes that the Shares and Warrant, as an investment, involve a high degree of risk, including, but not limited to, the risks described in the Company Materials; and

          (g) That the undersigned realizes that (i) the purchase of Shares and Warrant is a long-term investment; (ii) the purchasers of the Shares and Warrant must bear the economic risk of investment for an indefinite period of time because the Shares and Warrant have not been registered under the Securities Act of 1933, as amended (the "Act") and, therefore, cannot be sold unless they are subsequently registered under the Act, and specifically Regulation D of the Act, or an exemption from such registration is available; and (iii) the transferability of the Shares and Warrant is restricted, and (A) requires the written consent of the Company, (B) requires conformity with the restrictions contained in paragraphs 5 and 6 below, and (C) will be further restricted by a legend placed on the


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               certificate(s) representing the Shares and Warrant stating that the Shares and Warrant have not been registered under the Act and referring to the restrictions on transferability of the Shares and Warrant, and by stop transfer orders or notations on the Company's records referring to the restrictions on transferability.

     5. The undersigned has been advised that the Shares and Warrant are not being registered under the Act or any other securities laws pursuant to exemptions from the Act and such laws, and that the Company's reliance upon such exemptions is predicated in part on the undersigned's representations to the Company as contained herein. The undersigned represents and warrants that the Shares and Warrant are being purchased for his, her or its own account and for investment and without the intention of reselling or redistributing the same, that he, she or it has made no agreement with others regarding any of such Shares and Warrant and that his, her or its financial condition is such that it is not likely that it will be necessary to dispose of any of such Shares and Warrant in the foreseeable future. The undersigned is aware that, in the view of the Securities and Exchange Commission, a purchase of Shares and Warrant with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market value, or any change in the condition of the Company or its business, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Shares and Warrant and for which the Shares and Warrant were pledged as security, would represent an intent inconsistent with the representations set forth above. The undersigned further represents and agrees that if, contrary to his, her or its foregoing intentions, he, she or it should later desire to dispose of or transfer any of such Shares and Warrant in any manner, he, she or it shall not do so without first obtaining (a) the opinion of counsel designated by the Company that such proposed disposition or transfer lawfully may be made without the registration of such Shares and Warrant for such purpose pursuant to the Act, as then in effect, and any other applicable securities laws, or (b) such registrations (it being expressly understood that except as provided in the Third Amended and Restated Registration Rights Agreement, the Company shall not have any obligation to register the Shares and Warrant for such purpose).

               The undersigned agrees that the Company may place a restrictive legend on the certificate(s) representing the Shares and Warrant, containing substantially the following language:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND WITHOUT REGISTRATION UNDER ANY OTHER SECURITIES LAWS, IN RELIANCE UPON EXEMPTIONS CONTAINED IN THE ACT AND SUCH LAWS. NO TRANSFER OF THESE SECURITIES OR ANY INTEREST THEREIN MAY BE MADE IN THE ABSENCE OF EITHER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND UNDER THE APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES LAWS.

               The undersigned agrees and consents that the Company may place a stop transfer order on the certificate(s) representing the Shares and Warrant to assure the undersigned's compliance with this Agreement and the matters referenced above.


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               The undersigned agrees to save and hold harmless, defend and indemnify the Company and its directors, officers and agents from any claims, liabilities, damages, losses, expenses or penalties arising out of any misrepresentation of information furnished by the undersigned to the Company in this Agreement.

     6. The undersigned understands that the Company at a future date may file a registration or offering statement (the "Registration Statement") with the Securities and Exchange Commission to facilitate a public offering of its securities. The undersigned agrees, for the benefit of the Company, that should an underwritten public offering be made and should the managing underwriter of such offering require, the undersigned will not, without the prior written consent of the Company and such underwriter, during the Lock Up Period as defined herein: (a) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any of the Shares and Warrant beneficially held by the undersigned during the Lock Up Period; (b) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any options, rights or warrants to purchase any of the Shares and Warrant beneficially held by the undersigned during the Lock Up Period; or (c) sell or grant, or agree to sell or grant, options, rights or warrants with respect to any of the Shares and Warrant. The foregoing does not prohibit gifts to donees or transfers by will or the laws of descent to heirs or beneficiaries provided that such donees, heirs and beneficiaries shall be bound by the restrictions set forth herein. The term "Lock Up Period" shall mean the lesser of (x) 240 days or (y) the period during which Company officers and directors are restricted by the managing underwriter from effecting any sales or transfers of the Company's securities. The Lock Up Period shall commence on the effective date of the Registration Statement.

     7. The undersigned has read and executed the Third Amended and Restated Registration Rights Agreement in the form appended hereto as Appendix E.

     8. The undersigned represents and warrants that the undersigned is a bona fide resident of, and is domiciled in, the state or country listed in the Recital to this Agreement and that the Shares and Warrant are being purchased solely for the beneficial interest of the undersigned and not as nominee, for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization, except as specifically set forth in paragraph 5 of this Agreement.

     9. Accredited Status. The undersigned represents and warrants that the undersigned constitutes an accredited investor as defined in Rule 501(a) under the Securities Act of 1933.

     10. NASD Affiliation. The undersigned is affiliated or associated, directly or indirectly, with a National Association of Securities Dealers, Inc. ("NASD") member firm or person.

              Yes ________     No ________

              If yes, list the affiliated member firm or person:

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          Your relationship to such member firm or person:

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     11.  Entities. If the undersigned is not an individual but an entity, the individual signing on behalf of such entity and the entity jointly and severally agree and certify that:

          A. The undersigned was not organized for the specific purpose of acquiring securities of the Company; and

          B. This Agreement has been duly authorized by all necessary action on the part of the undersigned, has been duly executed by an authorized officer or representative of the undersigned, and is a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms.

     12.  Miscellaneous.

          A.   Manner in which title is to be held: (check one)

                    _____   Individual Ownership

                    _____   Joint Tenants with Right of Survivorship*

                    _____   Partnership*

                    _____   Tenants in Common*

                    _____   Corporation

                    _____   Trust

                    _____   Other    ________________________________

                    __________________________________________(describe)


          B. The undersigned agrees that the undersigned understands the meaning and legal consequences of the agreements, representations and warranties contained herein, agrees that such agreements, representations and warranties shall survive and remain in full force and effect after the execution hereof and payment for the Shares, and further agrees to indemnify and hold harmless the Company, each current and future officer, director, employee, agent and shareholder from and against any and all loss, damage or liability due to, or arising out of, a breach of any agreement, representation or warranty of the undersigned contained herein.

          C. This Agreement shall be construed and interpreted in accordance with Minnesota law without regard to conflict of law provisions.

          D. The undersigned agrees to furnish to the Company, upon request, such additional information as may be deemed necessary to determine the undersigned's suitability as an investor.


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* Multiple signatures required

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                                 SIGNATURE PAGE

Dated: July ____, 2001.


----------------------------------          ------------------------------------
Signature                                   Signature


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Name Typed or Printed                       Name Typed or Printed




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Residence Address                           Residence Address

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City, State, Country and Zip Code           City, State, Country and Zip Code




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Mailing Address                             Mailing Address

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City, State, Country and Zip Code           City, State, Country and Zip Code


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Tax Identification or Social                Tax Identification or Social
Security Number                             Security Number


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Phone Number (home)                         Phone Number (home)

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Phone Number (work)                         Phone Number (work)

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Fax Number                                  Fax Number

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E-mail Address                              E-mail Address


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                            CERTIFICATE OF SIGNATORY

(To be completed if Shares are being subscribed by an entity.)


     I, ________________________, am the ______________, ____________________
(the "Entity").

     I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and Letter of Investment Intent and to purchase and hold the Shares, and certify further that the Note Purchase Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

     IN WITNESS WHEREOF, I have set my hand this _____ day of July, 2001.


                                       -----------------------------------------
                                       (Signature)

                                       -----------------------------------------
                                       (Title)

                                       -----------------------------------------
                                       (Please Print Name)


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                            ACCEPTANCE BY THE COMPANY
                            -------------------------


     United Shipping & Technology, Inc. hereby accepts the foregoing subscription to the extent of ____________ Shares.


                                       United Shipping & Technology, Inc.


                                       By
                                          --------------------------------------
                                               Wesley C. Fredenburg
                                               General Counsel and Secretary



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